                     SECURITIES AND EXCHANGE COMMISSION          Execution Copy
                            WASHINGTON D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 3, 1996
                  -------------------------------

                              POWER DESIGNS INC.
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              (Exact Name of Registrant as Specified in Charter)

     New York              0-1921                          ll-1708714
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(State or other     (Commission File No.)               (I.R.S. Employer
jurisdiction of                                       Identification Number)
organization)                                           incorporation or


14 Commerce Drive, Danbury, Connecticut                                068l0
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(Address of principal executive offices)                            (Zip Code)


                                (203) 748-7001
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               (Issuer's Telephone Number, Including Area Code)



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        (Former Name or Former Address, if Changed Since Last Report)

                                                                  March 21, 1997
                                                                          Page l

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Item 5

     As disclosed on a Form 8-K filed on October 28, 1996, on October 11, 1996 the registrant's wholly-owned subsidiary, PDIXF Acquisition Corp. ("PAC"), entered into an Asset Purchase Agreement (the "Agreement") with Technipower, Inc. ("TPI"), Constant Power, Inc. ("CPI") and Penril Datacomm Networks, Inc. ("Penril"), parent of both TPI and CPI. The registrant acquired all of the TPI and CPI assets employed in the manufacture of three product lines.

     As part of the consideration for the purchase, PAC issued a $2,750,000 Term Note (the "Note") to Penril bearing annual interest of 2% above prime rate, and a maturity date of December 31, 1996. As further disclosed on a Form 8-K dated January 14, 1997, on December 31, 1996, PAC defaulted on the Note, thereby breaching the Agreement.

     On March 3, 1997, the successors in interest to Penril, Intist Corp. and RDCAN Corp., entered into a Forbearance Agreement with PAC and the issuer which cured the default. Under the Agreement, the Issuer has agreed to make payments of $50,000 per week, followed by a payment of $500,000 on or before April 14, 1997, and a payment equal to the remainder on or before May 31, 1997.

Item 7.     Exhibits.

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                                                     Page in
                                                   consecutively
Exhibit                                     Page   numbered copy
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(10)   Material Contracts

 (i)   Asset Purchase Agreement
       (incorporated by reference to Exhibit
       10(i) to Form 8-K filed on October 28, 1996)

(ii)   $2,750,000 Term Note
       (incorporated by reference to Exhibit
       10(ii) to Form 8-K filed on October 28, 1996)

                                                                 March 21, 1997
                                                                         Page 2


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21 1997      By:    /s/ Jonathan Betts
      -------------             ----------------------
                                Jonathan Betts
                                Chairman of the Board


                                                                 March 21, 1997
                                                                         Page 3